SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2012

WABASH NATIONAL CORPORATION

 (Exact name of registrant as specified in its charter)

Delaware	1-10883	52-1375208
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Sagamore Parkway South Lafayette, Indiana	47905
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (765) 771-5310

Not applicable

(Former name or former address, if changed since last report)

       Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 —	Registrant’s Business and Operations
Item 1.01	Entry into a Material Definitive Agreement.

Amended and Restated Revolving Credit Agreement

On May 8, 2012, in connection with the completion of the Walker Acquisition (as defined below) and entering into the Term Loan Credit Agreement (as defined below), Wabash National Corporation (the “Company”) repaid approximately $51.0 million of borrowings under its senior secured revolving credit facility, dated June 28, 2011, and entered into an amendment and restatement of that credit agreement among the Company, certain of its subsidiaries identified on the signature page thereto (together with the Company, the “Borrowers”), Wells Fargo Capital Finance, LLC, as joint lead arranger, joint bookrunner and administrative agent (the “Revolver Agent”), RBS Citizens Business Capital, a division of RBS Citizens, N.A., as joint lead arranger, joint bookrunner and syndication agent, and the other lenders named therein, as amended (the “Amended and Restated Revolving Credit Agreement”). Also on May 8, 2012, certain of the Company’s subsidiaries (the “Revolver Guarantors”) entered into a general continuing guarantee of the Borrowers’ obligations under the Amended and Restated Revolving Credit Agreement in favor of the lenders (the “Revolver Guarantee”).

The Amended and Restated Revolving Credit Agreement is guaranteed by the Revolver Guarantors and is secured by (i) first priority security interests (subject only to customary permitted liens and certain other permitted liens) in substantially all personal property of the Borrowers and the Revolver Guarantors, consisting of accounts receivable, inventory, cash, deposit and securities accounts and any cash or other assets in such accounts and, to the extent evidencing or otherwise related to such property, all general intangibles, licenses, intercompany debt, letter of credit rights, commercial tort claims, chattel paper, instruments, supporting obligations, documents and payment intangibles (collectively, the “Revolver Priority Collateral”), and (ii) second-priority liens on and security interests in (subject only to the liens securing the Term Loan Credit Agreement, customary permitted liens and certain other permitted liens) (A) equity interests of each direct subsidiary held by the Borrower and each Revolving Guarantor (subject to customary limitations in the case of the equity of foreign subsidiaries), and (B) substantially all other tangible and intangible assets of the Borrowers and the Revolving Guarantors including equipment, general intangibles, intercompany notes, insurance policies, investment property, intellectual property and material owned real property (in each case, except to the extent constituting Revolver Priority Collateral) (collectively, the “Term Priority Collateral”). The respective priorities of the security interests securing the Amended and Restated Revolving Credit Agreement and the Term Loan Credit Agreement are governed by an Intercreditor Agreement, dated May 8, 2012, between the Revolver Agent and the Term Agent (as defined below) (the “Intercreditor Agreement”). The Amended and Restated Revolving Credit Agreement has a scheduled maturity date of May 8, 2017.

Under the Amended and Restated Revolving Credit Agreement, the lenders agree to make available to the Company a $150 million revolving credit facility. The Company has the option to increase the total commitment under the facility to $200 million, subject to certain conditions, including (i) obtaining commitments from any one or more lenders, whether or not currently party to the Amended and Restated Revolving Credit Agreement, to provide such increased amounts and (ii) the available amount of increases to the facility being reduced by the amount of any incremental loans advanced under the Term Loan Credit Agreement (as defined below) in excess of $25 million. Availability under the Amended and Restated Revolving Credit Agreement will be based upon monthly (or more frequent under certain circumstances) borrowing base certifications of the Borrowers’ eligible inventory and eligible accounts receivable, and will be reduced by certain reserves in effect from time to time. Subject to availability, the Amended and Restated Revolving Credit Agreement provides for a letter of credit subfacility in an amount not in excess of $15 million, and allows for swingline loans in an amount not in excess of $10 million. Outstanding borrowings under the Amended and Restated Revolving Credit Agreement will bear interest at a rate, at the Borrowers’ election, equal to (i) LIBOR plus a margin ranging from 1.75% to 2.25% or (ii) a base rate plus a margin ranging from 0.75% to 1.25%, in each case depending upon the monthly average excess availability under the revolving loan facility. The Borrowers are required to pay a monthly unused line fee equal to 0.375% times the average daily unused availability along with other customary fees and expenses of the Revolver Agent and the lenders.

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The Amended and Restated Revolving Credit Agreement contains customary covenants limiting the ability of the Company and certain of its affiliates to, among other things, pay cash dividends, incur debt or liens, redeem or repurchase stock, enter into transactions with affiliates, merge, dissolve, repay subordinated indebtedness, make investments and dispose of assets. In addition, the Company will be required to maintain a minimum fixed charge coverage ratio of not less than 1.1 to 1.0 as of the end of any period of 12 fiscal months (subject to shorter testing periods until May 1, 2013) when excess availability under the Amended and Restated Revolving Credit Agreement is less than 12.5% of the total revolving commitment.

If availability under the Amended and Restated Revolving Credit Agreement is less than 15% of the total revolving commitment or if there exists an event of default, amounts in any of the Borrowers’ and the Revolver Guarantors’ deposit accounts (other than certain excluded accounts) will be transferred daily into a blocked account held by the Revolver Agent and applied to reduce the outstanding amounts under the facility.

Subject to the terms of the Intercreditor Agreement, if the covenants under the Amended and Restated Revolving Credit Agreement are breached, the lenders may, subject to various customary cure rights, require the immediate payment of all amounts outstanding and foreclose on collateral. Other customary events of default in the Amended and Restated Revolving Credit Agreement include, without limitation, failure to pay obligations when due, initiation of insolvency proceedings, defaults on certain other indebtedness, and the incurrence of certain judgments that are not stayed, satisfied, bonded or discharged within 30 days.

The foregoing descriptions of the Amended and Restated Revolving Credit Agreement and the Revolver Guarantee do not purport to be complete and are qualified in their entirety by reference to the full text of each of the Amended and Restated Revolving Credit Agreement and the Revolver Guarantee, which are attached hereto as Exhibits 10.1 and 10.2, respectively.

Term Loan Credit Agreement

On May 8, 2012, in connection with the completion of the Walker Acquisition, the Company entered into a credit agreement among the Company, the several lenders from time to time party thereto, Morgan Stanley Senior Funding, Inc., as administrative agent, joint lead arranger and joint bookrunner (the “Term Agent”), and Wells Fargo Securities, LLC, as joint lead arranger and joint bookrunner (the “Term Loan Credit Agreement”), which provided for a senior secured term loan facility of $300 million to be advanced at closing and provides for a senior secured incremental term loan facility of up to $75 million, subject to certain conditions, including (i) obtaining commitments from any one or more lenders, whether or not currently party to the Term Loan Credit Agreement, to provide such increased amounts and (ii) the available amount of incremental loans being reduced by the amount of any increases in the maximum revolver amount under the Amended and Restated Revolving Credit Agreement. Also on May 8, 2012, certain of the Company’s subsidiaries (the “Term Guarantors”) entered into a general continuing guarantee of the Company’s obligations under the Term Loan Credit Agreement in favor of the Term Agent (the “Term Guarantee”).

The Term Loan Credit Agreement is guaranteed by the Term Guarantors and is secured by (i) first-priority liens on and security interests in the Term Priority Collateral, and (ii) second-priority security interests in the Revolver Priority Collateral. The Term Loan Credit Agreement has a scheduled maturity date of May 8, 2019 but provides for an accelerated maturity in the event the Company’s outstanding 3.375% Convertible Senior Notes due 2018 are not converted, redeemed, repurchased or refinanced in full on or before the date that is 91 days prior to the maturity date thereof. The loans under the Term Loan Credit Agreement amortize in equal quarterly installments in aggregate amounts equal to 1% of the original principal amount of the term loans issued thereunder, with the balance payable at maturity.

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Outstanding borrowings under the Term Loan Credit Agreement will bear interest at a rate, at the Borrowers’ election, equal to (i) LIBOR (subject to a floor of 1.25%) plus a margin of 4.75% or (ii) a base rate plus a margin of 3.75%.

The Term Loan Credit Agreement contains customary covenants limiting the ability of the Company and certain of its affiliates to, among other things, pay cash dividends, incur debt or liens, redeem or repurchase stock, enter into transactions with affiliates, merge, dissolve, pay off subordinated indebtedness, make investments and dispose of assets. In addition, the Company will be required to maintain (i) a minimum interest coverage ratio tested as of the last day of each fiscal quarter for the four consecutive fiscal quarters then ending of not less than (A) 2.0 to 1.0 through September 30, 2013, (B) 3.0 to 1.0 thereafter through September 30, 2015, and (C) 4.0 to 1.0 thereafter, and (ii) a maximum senior secured leverage ratio tested as of the last day of each fiscal quarter for the four consecutive fiscal quarters then ending of not more than (A) 4.5 to 1.0 through September 30, 2013, (B) 4.0 to 1.0 thereafter through September 30, 2015, and (C) 3.5 to 1.0 thereafter.

Subject to the terms of the Intercreditor Agreement, if the covenants under the Term Loan Credit Agreement are breached, the lenders may, subject to various customary cure rights, require the immediate payment of all amounts outstanding and foreclose on collateral. Other customary events of default in the Term Loan Credit Agreement include, without limitation, failure to pay obligations when due, initiation of insolvency proceedings, defaults on certain other indebtedness, and the incurrence of certain judgments that are not stayed, satisfied, bonded or discharged within 60 days.

The foregoing descriptions of the Term Loan Credit Agreement and the Term Guarantee do not purport to be complete and are qualified in their entirety by reference to full text of each of the Term Loan Credit Agreement and the Term Guarantee, which are attached hereto as Exhibits 10.3 and 10.4, respectively.

Section 2 —	Financial Information
Item 2.01	Completion of an Acquisition or Disposition of Assets.

Completion of the Walker Acquisition.

On May 8, 2012, the Company completed the previously announced acquisition (the “Walker Acquisition”) of all of the equity interests of Walker Group Holdings LLC (“Walker”) from Walker Resources Group LLC, the parent of Walker (“Seller”), pursuant to the Purchase and Sale Agreement, dated as of March 26, 2012, by and among the Company, Walker and Seller (the “Purchase Agreement”). Walker is a leading manufacturer of liquid-transportation systems and engineered products based in New Lisbon, Wisconsin. Walker has become part of the Company’s Diversified Products segment, which has been focused historically on leveraging the Company’s intellectual technology and core manufacturing expertise into new applications and market sectors in order to deliver greater value to its customers and shareholders.

The aggregate consideration paid by the Company in the Walker Acquisition was $360 million in cash, plus $16 million in cash due to adjustments for cash and acquired working capital at closing, subject to post-closing purchase price adjustments related to the acquired working capital.

The Company financed the Walker Acquisition and related fees and expenses using the proceeds of the Company’s offering of 3.375% Convertible Senior Notes due 2018 and the Company’s borrowings under the Term Loan Credit Agreement.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on March 27, 2012, and is incorporated as an exhibit to this report by reference.

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Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under “Item 1.01  Entry into a Material Definitive Agreement” is incorporated in this Item 2.03 by reference. As of May 8, 2012, after taking into account entering into the Amended and Restated Revolving Credit Agreement and the Term Loan Credit Agreement, the Company had obligations of approximately $41.9 million and $300 million under the Amended and Restated Revolving Credit Agreement and the Term Loan Credit Agreement, respectively.

Section 9 —	Financial Statements and Exhibits
Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of business acquired.

Audited consolidated balance sheets of Walker as of December 31, 2011 and 2010, and the related audited consolidated statements of income, member’s equity, and cash flows for each of the three years in the period ended December 31, 2011, are filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on April 13, 2012, and are incorporated as an exhibit to this report by reference.

(b) Pro forma financial information.

The unaudited pro forma consolidated balance sheet of the Company as of December 31, 2011, and the related unaudited pro forma consolidated statement of operations of the Company for the year ended December 31, 2011, are filed as Exhibit 99.2 to the Company’s Current Report on Form 8-K filed on April 13, 2012, and are incorporated as an exhibit to this report by reference.

(d) Exhibits.

2.1	Purchase and Sale Agreement by and among Wabash National Corporation, Walker Group Holdings LLC and Walker Group Resources LLC dated as of March 26, 2012 (Incorporated by reference to the Company’s Current Report on Form 8-K filed on March 27, 2012 (File No. 001-10883)).

10.1+	Amended and Restated Credit Agreement, dated May 8, 2012, by and among Wabash National Corporation, certain of its subsidiaries identified on the signature page thereto, Wells Fargo Capital Finance, LLC, as joint lead arranger, joint bookrunner and administrative agent, RBS Citizens Business Capital, a division of RBS Citizens, N.A., as joint lead arranger, joint bookrunner and syndication agent, BMO Harris Bank, N.A., as documentation agent, and the other lenders and agents named therein.

10.2	Amended and Restated General Continuing Guarantee, dated as of May 8, 2012, by each subsidiary of Wabash National Corporation party thereto in favor of Wells Fargo Capital Finance, LLC, as administrative agent for the secured parties under the Amended and Restated Credit Agreement, dated May 8, 2012.

10.3+	Credit Agreement, dated as of May 8, 2012, among the Wabash National Corporation, the several lenders from time to time party thereto, Morgan Stanley Senior Funding, Inc., as administrative agent, joint lead arranger and joint bookrunner, and Wells Fargo Securities, LLC, as joint lead arranger and joint bookrunner.

10.4	General Continuing Guarantee, dated as of May 8, 2012, by each subsidiary of Wabash National Corporation party thereto in favor of Morgan Stanley Senior Funding, Inc., as administrative agent for the secured parties under the Credit Agreement, dated May 8, 2012.

99.1	Audited balance sheets of Walker Group Holdings LLC as of December 31, 2011 and 2010, and the related audited consolidated statements of incomes, members' equity, and cash flows for each of the three years in the period ended December 31, 2011 (Incorporated by reference to the Company’s Current Report on Form 8-K filed on April 13, 2012 (File No. 001-10883)).

99.2	Unaudited pro forma consolidated balance sheet of Wabash National Corporation as of December 31, 2011, and the related unaudited pro forma consolidated statement of operations for the year ended December 31, 2011 (Incorporated by reference to the Company’s Current Report on Form 8-K filed on April 13, 2012 (File No. 001-10883)).

+	Certain portions of this exhibit have been omitted based upon a request for confidential treatment. The omitted portions have been filed with the Commission pursuant to our application for confidential treatment.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wabash National Corporation

Date: May 14, 2012	By:	/s/ Mark J. Weber
Mark J. Weber
Senior Vice President and Chief Financial Officer

INDEX OF EXHIBITS

2.1	Purchase and Sale Agreement by and among Wabash National Corporation, Walker Group Holdings LLC and Walker Group Resources LLC dated as of March 26, 2012 (Incorporated by reference to the Company’s Current Report on Form 8-K filed on March 27, 2012 (File No. 001-10883)).

10.1+	Amended and Restated Credit Agreement, dated May 8, 2012, by and among Wabash National Corporation, certain of its subsidiaries identified on the signature page thereto, Wells Fargo Capital Finance, LLC, as joint lead arranger, joint bookrunner and administrative agent, RBS Citizens Business Capital, a division of RBS Citizens, N.A., as joint lead arranger, joint bookrunner and syndication agent, BMO Harris Bank, N.A., as documentation agent, and the other lenders and agents named therein.

10.2	Amended and Restated General Continuing Guarantee, dated as of May 8, 2012, by each subsidiary of Wabash National Corporation party thereto in favor of Wells Fargo Capital Finance, LLC, as administrative agent for the secured parties under the Amended and Restated Credit Agreement, dated May 8, 2012.

10.3+	Credit Agreement, dated as of May 8, 2012, among the Wabash National Corporation, the several lenders from time to time party thereto, Morgan Stanley Senior Funding, Inc., as administrative agent, joint lead arranger and joint bookrunner, and Wells Fargo Securities, LLC, as joint lead arranger and joint bookrunner.

10.4	General Continuing Guarantee, dated as of May 8, 2012, by each subsidiary of Wabash National Corporation party thereto in favor of Morgan Stanley Senior Funding, Inc., as administrative agent for the secured parties under the Credit Agreement, dated May 8, 2012.

99.1	Audited balance sheets of Walker Group Holdings LLC as of December 31, 2011 and 2010, and the related audited consolidated statements of incomes, members' equity, and cash flows for each of the three years in the period ended December 31, 2011 (Incorporated by reference to the Company’s Current Report on Form 8-K filed on April 13, 2012 (File No. 001-10883)).

99.2	Unaudited pro forma consolidated balance sheet of Wabash National Corporation as of December 31, 2011, and the related unaudited pro forma consolidated statement of operations for the year ended December 31, 2011 (Incorporated by reference to the Company’s Current Report on Form 8-K filed on April 13, 2012 (File No. 001-10883)).

+	Certain portions of this exhibit have been omitted based upon a request for confidential treatment. The omitted portions have been filed with the Commission pursuant to our application for confidential treatment.